Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Atwood Minerals and Mining Corp., a Nevada corporation (the “Company”), on Form 10-K for the year ended November 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Greg Goldberg, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: February 24, 2010

/s/ Greg Goldberg
Greg Goldberg, President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Secretary, and Treasurer